UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 20, 2019

FRESH DEL MONTE PRODUCE INC.

(Exact name of registrant as specified in its charter)

The Cayman Islands	333-07708	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman, KY1-9005

Cayman Islands

(Address of principal executive offices)

(305) 520-8400

(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue

Coral Gables, Florida 33134

(Address of Registrant’s U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2019, Richard Contreras, Senior Vice President and Chief Financial Officer notified Fresh Del Monte Produce Inc. (the “Company”) of his intention to resign from the Company. Mr. Contreras will continue to serve in his present capacity until March 25, 2019, at which time he will focus on successor transition matters until April 12, 2019, the effective date of his resignation.

Additionally, on March 20, 2019, the Company appointed Eduardo Guarita Bezerra to serve as the Company’s Senior Vice President and Chief Financial Officer, effective March 25, 2019. Mr. Bezerra also will serve as the Company’s principal financial officer and principal accounting officer, effective March 25, 2019.

Mr. Bezerra, age 44, most recently was Global Finance Integration Lead at Monsanto Company, a leading global provider of agricultural products, from January 2017 until February 2019, where he was responsible for, among other things, the financial integration associated with Monsanto Company’s acquisition by Bayer AG. In addition, Mr. Bezerra previously served at Monsanto Company as International Business Chief Financial Officer and Head of Global Finance Shared Services from September 2014 until December 2016 and as Brazil Chief Financial Officer from 2009 until August 2014. Mr. Bezerra also served in multiple financial, commercial and strategic roles internationally during his tenure of over 20 years with Monsanto Company, including in Brazil, Argentina, Central American and the United States.

Mr. Bezerra will receive an initial annual base salary of $395,000. Mr. Bezerra also will be eligible to participate in other compensation and benefits programs that are available to the Company’s senior executive officers and generally to the Company’s U.S.-based employees.

There are no arrangements among Mr. Bezerra and any other persons pursuant to which he was appointed to the offices described above, and he does not have any relationships or related party transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2019	FRESH DEL MONTE PRODUCE INC.
(Registrant)

	By:	/s/ Marlene M. Gordon
Marlene M. Gordon
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer